                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                               _________________

                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):       June 2, 1998
-------------------------------------------------       ------------


                           RAMSAY HEALTH CARE, INC.
               ------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


     Delaware                      0-13849                       63-0857352
 ----------------              -----------------             ------------------
  (State or Other                (Commission                    (IRS Employer

 Jurisdiction of                 File Number)                Identification No.)
  Incorporation)


Columbus Center
One Alhambra Plaza, Suite 750
Coral Gables, Florida                                                 33134
-------------------------------                                     ---------
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code:             (305) 569-6993
                                                                --------------


                               (Not applicable)
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


                                 Page 1 of 15
                         Index to Exhibits at Page 12

Item 2.   Acquisition or Disposition of Assets.
------    ------------------------------------

               On June 2, 1998 Ramsay Managed Care, Inc., a Delaware corporation ("RMCI"), the Registrant's wholly-owned subsidiary, completed the sale of all of the issued and outstanding shares of common stock, $.01 par value (the "FPM Shares"), of FPM Behavioral Health, Inc., a Delaware corporation and wholly-owned subsidiary of RMCI which constituted all of the operating activities of RMCI ("FPMBH"), to Horizon Health Corporation, a Delaware corporation (the "Buyer"). FPMBH is engaged in the business of providing managed behavioral health care services, employee assistance programs and other related behavioral health care services to health maintenance organizations and self-insured employers in nine states. No material relationships exist between the Buyer, its affiliates, officers or directors, and the Registrant, its affiliates, officers or directors.

               The purchase price for FPMBH was $20,000,000 in cash (of which $1,000,000 is being held in escrow), subject to certain post-closing adjustments. Further information concerning the sale of Horizon is contained in the Registrant's press release dated June 2, 1998 (see Exhibit 99.1 hereto), which press release is incorporated herein by reference.

               The determination of the consideration for the sale of the FPM Shares was based on arms length negotiations between the Registrant and the Buyer.

               On June 2, 1998, Greenbrier Hospital, Inc., a Louisiana corporation ("Greenbrier"), the Registrant's wholly-owned subsidiary completed the sale of substantially all of the assets and business of Greenbrier (the "Greenbrier Facility") to Provider Options Holdings, L.L.C., a Louisiana limited liability company

("Provider"). The Greenbrier Facility was engaged in the operation of Greenbrier Psychiatric Hospital. No material relationships exist between Provider, its affiliates, officers or members, and the Registrant, its affiliates, officers or directors.

               The purchase price for the Greenbrier Facility was $1,600,000 in cash, subject to certain post-closing adjustments. Further information concerning the sale of the Greenbrier Facility is contained in the Registrant's press release dated June 5, 1998 (see Exhibit 99.2 hereto), which press release is incorporated herein by reference.

               The determination of the consideration for the sale of the Greenbrier Facility was based on arms length negotiations between the Registrant and Provider.

               The net proceeds from these sales were used by the Registrant to prepay a portion of its outstanding indebtedness.

Item 7.
------

          (b)  Pro Forma Financial Information:
               -------------------------------

          The following unaudited pro forma condensed balance sheet of the Registrant as of March 31, 1998 gives effect to the sale of the FPM Shares and the sale of the Greenbrier Facility, assuming these sales had been consummated on March 31, 1998. The following unaudited pro forma condensed statements of operations of the Registrant for the nine months ended March 31, 1998 and the fiscal year ended June 30, 1997 (i) give effect to the sale of the FPM Shares as of June 10, 1997 (the date RMCI was acquired by the Registrant) (ii) assume the sale of the Greenbrier Facility had been consummated on July 1, 1996 and (iii) exclude any gain or loss directly attributable to these transactions.

          The information contained in the column entitled "Historical RHCI" in the condensed balance sheet and statement of operations as of and for the nine months ended March 31, 1998 is summarized from the unaudited consolidated financial statements of the Registrant included in its March 31, 1998 Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. The information contained in the column entitled "Historical RHCI" in the condensed statement of operations for the fiscal year ended June 30, 1997 is summarized from the audited consolidated financial statements of the Registrant included in its June 30, 1997 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

          The pro forma condensed financial statements are presented for informational purposes only and are not necessarily indicative of the financial position or results of operations which would actually have occurred if the sale of the FPM

Shares and the sale of the Greenbrier Facility had been consummated as of the date presented and do not purport to project the Registrant's financial position or results of operations for any future period or date. The pro forma condensed financial statements should be read in conjunction with the historical consolidated financial statements and related notes of the Registrant included in its June 30, 1997 Annual Report on Form 10-K and March 31, 1998 Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission.

                           Ramsay Health Care, Inc.
              Pro Forma Condensed Balance Sheet at March 31, 1998
                                  (unaudited)

                                                                 Pro Forma Adjustments
                                                       -------------------------------------------
                                                                               Sale of
                                                               Sale of FPM    Greenbrier
                                           Historical RHCI     Shares (a)     Facility (b)     RHCI Pro Forma
                                           ---------------    ------------   -------------     --------------
ASSETS
Current assets:
  Cash and cash equivalents                   $  4,751,000    $   (498,000)  $          --       $  4,253,000
  Patient accounts receivable, net              24,109,000      (1,395,000)             --         22,714,000
  Other current assets                          10,425,000        (432,000)        (46,000)         9,947,000
                                              ------------    ------------     -----------       ------------
    Total current assets                        39,285,000      (2,325,000)        (46,000)        36,914,000

Other assets:
  Cost in excess of net asset value of
  purchased businesses                           3,799,000              --              --          3,799,000
  Unamortized loan costs                         3,440,000      (1,135,000)       (104,000)         2,201,000
  Other noncurrent assets                        1,158,000       1,000,000              --          2,158,000
                                              ------------    ------------     -----------       ------------
    Total other assets                           8,397,000        (135,000)       (104,000)         8,158,000

Assets held for sale:
  Cost in excess of net asset value of
    purchased businesses                        15,209,000     (15,209,000)             --                 --
  Other noncurrent assets                        1,188,000              --              --          1,188,000
  Property and equipment                        25,427,000      (1,828,000)     (1,342,000)        22,257,000
                                              ------------    ------------     -----------       ------------
    Total assets held for sale                  41,824,000     (17,037,000)     (1,342,000)        23,445,000

Property and equipment                          35,581,000              --              --         35,581,000
                                              ------------    ------------     -----------       ------------
TOTAL ASSETS                                  $125,087,000    $(19,497,000)    $(1,492,000)      $104,098,000
                                              ============    ============     ===========       ============

LIABILITIES
Current liabilities                           $ 34,220,000    $   (962,000)    $        --       $ 33,258,000

Long-term debt, less current portion            52,250,000     (17,400,000)     (1,400,000)        33,450,000
Other noncurrent liabilities                    14,073,000              --              --         14,073,000
                                              ------------    ------------     -----------       ------------
TOTAL LIABILITIES                              100,543,000     (18,362,000)     (1,400,000)        80,781,000

CLASS B REDEEMABLE PREFERRED
 STOCK                                           6,636,000              --              --          6,636,000

STOCKHOLDERS' EQUITY                            17,908,000      (1,135,000)        (92,000)        16,681,000
                                              ------------    ------------     -----------       ------------
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY                                       $125,087,000    $(19,497,000)    $(1,492,000)      $104,098,000
                                              ============    ============     ===========       ============

Notes to Unaudited Pro Forma Condensed Balance Sheet

          (a) The pro forma adjustments reflect (i) the removal of the asset and liability balances related to FPMBH as of March 31, 1998 (comprised of current assets of $2,325,000, cost in excess of net asset value of purchased businesses of $15,209,000, property and equipment of $1,828,000 and current liabilities of $3,212,000), (ii) $1,000,000 of net sale proceeds held in escrow,
(iii) the write-off of a proportionate amount of unamortized loan costs ($1,135,000) in connection with a $17,400,000 prepayment of debt with proceeds from the sale and (iv) $2,250,000 related to certain potential post-closing adjustments.

          (b) The pro forma adjustments reflect (i) the removal of certain asset balances at March 31, 1998 related to the Greenbrier Facility totalling $58,000, (ii) the removal of the net book value of property and equipment at March 31, 1998 related to the Greenbrier Facility totalling $1,342,000 and (iii) the write-off of a proportionate amount of unamortized loan costs ($92,000) in connection with a $1,400,000 prepayment of debt with proceeds from the sale.

                           Ramsay Health Care, Inc.

                  Pro Forma Condensed Statement of Operations

                       Nine Months Ended March 31, 1998
                                  (unaudited)

                                                               Pro Forma Adjustments
                                                    ----------------------------------------------
                                                                      Sale of
                                                     Sale of FPM    Greenbrier
                                   Historical RHCI   Shares (a)     Facility (b)    Eliminations(c)   RHCI Pro Forma
                                   ---------------   ------------  --------------   ---------------   --------------
Revenues:
  Provider--based operations          $ 94,698,000   $         --     $(5,098,000)         $565,000     $ 90,165,000
  Managed care operations               19,859,000    (19,859,000)             --                --               --
  Investment income and other              221,000             --              --                --          221,000
                                      ------------   ------------     -----------      ------------     ------------
    TOTAL REVENUES                     114,778,000    (19,859,000)     (5,098,000)          565,000       90,386,000

Expenses:
  Salaries, wages and benefits          60,962,000     (6,502,000)     (3,522,000)               --       50,938,000
  Managed care provider
    expenses                             7,805,000     (8,370,000)             --           565,000               --
  Other operating expenses              40,714,000     (2,667,000)     (1,186,000)               --       36,861,000
  Provision for doubtful
    accounts                             5,033,000        (55,000)       (240,000)               --        4,738,000
  Depreciation and
    amortization                         4,929,000     (1,358,000)       (241,000)               --        3,330,000
  Interest and other financing
    charges                              5,540,000     (1,255,000)       (101,000)               --        4,184,000
  Restructuring charges                  3,927,000             --              --                --        3,927,000
  Asset impairment charges              16,525,000     (9,923,000)     (3,555,000)               --        3,047,000
                                      ------------   ------------     -----------      ------------     ------------
    TOTAL EXPENSES                     145,435,000    (30,130,000)     (8,845,000)          565,000      107,025,000

Income (Loss) From Continuing
  Operations Before Income Taxes       (30,657,000)    10,271,000       3,747,000                --      (16,639,000)
Income taxes                             9,411,000             --              --                --        9,411,000
                                      ------------   ------------     -----------      ------------     ------------

Net Income (Loss) From
  Continuing Operations               $(40,068,000)  $ 10,271,000     $ 3,747,000                --     $(26,050,000)
                                      ============   ============     ===========      ============     ============

Net loss from continuing
 operations
  per common share:
  Basic                                     $(3.79)                                                           $(2.49)(d)
  Diluted                                   $(3.79)                                                           $(2.49)(d)

Weighted average number of
 common shares outstanding:
  Basic                                 10,755,000                                                        10,755,000
  Diluted                               10,755,000                                                        10,755,000

                           Ramsay Health Care, Inc.

                  Pro Forma Condensed Statement of Operations

                           Year Ended June 30, 1997
                                  (unaudited)

                                                            Pro Forma Adjustments
                                                         ---------------------------
                                                                           Sale of
                                                           Sale of FPM    Greenbrier
                                          Historical RHCI   Shares(e)    Facility(f)   RHCI Pro Forma
                                          ---------------  -----------   -----------   --------------
Revenues:
  Provider--based operations                 $132,705,000  $        --    $(8,300,000)    $124,405,000
  Managed care operations                       1,964,000   (1,964,000)            --               --
  Investment income and other                   2,050,000           --             --        2,050,000
                                             ------------  -----------    -----------     ------------
    TOTAL REVENUES                            136,719,000   (1,964,000)    (8,300,000)     126,455,000

Expenses:
  Salaries, wages and benefits                 67,793,000     (780,000)    (5,134,000)      61,879,000
  Managed care provider expenses                  472,000     (472,000)            --               --
  Other operating expenses                     46,347,000     (381,000)    (1,949,000)      44,017,000
  Provision for doubtful accounts               5,688,000      (10,000)      (681,000)       4,997,000
  Depreciation and amortization                 5,473,000     (161,000)      (319,000)       4,993,000
  Interest and other financing charges          5,942,000     (107,000)      (157,000)       5,678,000
                                             ------------  -----------    -----------     ------------
    TOTAL EXPENSES                            131,715,000   (1,911,000)    (8,240,000)     121,564,000
                                              ------------  -----------    -----------     ------------
Income (Loss) From Continuing Operations
  Before Income Taxes                           5,004,000      (53,000)       (60,000)       4,891,000
Income taxes                                    1,726,000           --             --        1,726,000
                                             ------------  -----------    -----------     ------------

Net Income (Loss) From Continuing
  Operations                                 $  3,278,000  $   (53,000)   $   (60,000)    $  3,165,000
                                             ============  ===========    ===========     ============

Net income from continuing operations
 per common and dilutive common
 equivalent share:
  Basic                                             $0.35                                        $0.33(g)
  Diluted                                           $0.33                                        $0.32(g)

Weighted average number of common
 and dilutive common equivalent
 shares outstanding:
  Basic                                         8,404,000                                    8,404,000
  Diluted                                      10,037,000                                   10,037,000

Notes to Unaudited Pro Forma Condensed Statements of Operations

(a) The pro forma adjustments reflect (i) the elimination of revenues and expenses of FPMBH during the nine months ended March 31, 1998, (ii) the elimination of amortization expense totalling $1,094,000 associated with intangible assets recorded in connection with the acquisition of RMCI on June 10, 1997 (given that FPMBH constituted all of the operating activities of RMCI), (iii) a reduction of interest expense totalling $1,255,000 related to RHCI indebtedness repaid with proceeds from the sale of FPMBH and (iv) the elimination of asset impairment charges totalling $9,923,000 which are directly attributable to the sale of FPMBH and which are recorded in the March 31, 1998 financial statements of RHCI.

(b) The pro forma adjustments reflect (i) the elimination of revenues and expenses of Greenbrier during the nine months ended March 31, 1998, (ii) a reduction of interest expense totalling $101,000 related to RHCI indebtedness repaid with proceeds from the sale of the Greenbrier Facility and (iii) the elimination of asset impairment charges totalling $3,555,000 which are directly attributable to the sale of the Greenbrier Facility and which are recorded in the March 31, 1998 financial statements of RHCI.

(c) This adjustment reflects the elimination of intercompany revenues and expenses recorded between RHCI and RMCI, respectively, related to certain managed care arrangements between RHCI and RMCI.

(d)  Net loss per common share is calculated as follows:
       Pro forma net loss from continuing operations             $(26,050,000)
       Less: Dividends on RHCI Series C Preferred Stock              (272,000)
       Less: Dividends on RHCI Series 1996 Preferred Stock           (113,000)
       Less: Dividends on RHCI Series 1997 Preferred Stock           (113,000)
       Less: Dividends on RHCI Series 1997-A Preferred Stock         (181,000)
                                                                 -------------
                                                                 $(26,729,000)
                                                                 =============
       Pro forma net loss from continuing operations per
            share (basic and diluted)                            $      (2.49)
                                                                 =============
       Weighted average shares outstanding (basic
            and diluted)                                           10,755,000
                                                                 =============

(e) The pro forma adjustments reflect (i) the elimination of revenues and expenses of FPMBH from June 10, 1997 (the date RMCI was acquired) to June 30, 1997, (ii) the elimination of amortization expense from June 10, 1997 to June 30, 1997 totalling $134,000 associated with intangible assets recorded in connection with the acquisition of RMCI (given that FPMBH constituted all of the operating activities of RMCI) and (iii) a reduction of interest expense from June 10, 1997 to June 30, 1997 totalling $107,000 related to RHCI indebtedness repaid with proceeds from the sale of FPMBH. The pro forma adjustments do not include a loss on the sale of FPMBH of $9,923,000 expected by RHCI and recorded in the financial statements of RHCI during the quarter and nine months ended March 31, 1998.

(f) The pro forma adjustments reflect (i) the elimination of revenues and expenses of Greenbrier during the year ended June 30, 1997 and (ii) a reduction of interest expense totalling $157,000 related to RHCI indebtedness repaid with proceeds from the sale of the Greenbrier Facility. The pro forma adjustments do not include a loss on the sale of the Greenbrier Facility of $3,555,000 expected by RHCI and recorded in the financial statements of RHCI during the quarter and nine months ended March 31, 1998.

(g) Net income per common and dilutive common equivalent share is calculated as follows:
                                                               Basic     Diluted
                                                          ----------  ----------
       Pro forma net income from continuing operations    $3,165,000  $3,165,000
       Less: Dividends on RHCI Series C Preferred Stock     (362,000)        n/a
                                                         -----------  ----------
                                                          $2,803,000  $3,165,000
                                                         ===========  ==========
       Pro forma net income from continuing operations
            per share                                          $0.33       $0.32
                                                         ===========  ==========
       Weighted average shares outstanding                 8,404,000  10,037,000
                                                         ===========  ==========

          (c)  Exhibits:
               --------

          The exhibits required to be filed as part of this Report are listed in the attached Index to Exhibits.

                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RAMSAY HEALTH CARE, INC.


                              By   /s/ Carol C. Lang
                                -----------------------------------
                                Name:  Carol C. Lang
                                Title: Executive Vice President
                                       and Chief Financial Officer



Dated: June 17, 1998

                               Index to Exhibits

Exhibit                                                                    Sequential
Number                        Description                                 Page Location
-------                       -----------                                 -------------
  2.1      Stock Purchase Agreement dated as of May 1, 1998                   __
           by and among Ramsay Health Care, Inc., Ramsay
           Managed Care, Inc. and Horizon Health Corporation
           (incorporated by reference to Exhibit 2.7 to the
           Registrant's Quarterly Report on Form 10-Q for the
           quarter ended March 31, 1998).  Pursuant to Reg.
           S-K, Item 601(b)(2), the Registrant agrees to furnish a
           copy of the Disclosure Schedules to such Stock
           Purchase Agreement to the Commission upon request.

  2.2      Asset Purchase Agreement, dated as of May 15, 1998,                __
           among Provider Options Holdings, L.L.C.,
           Greenbrier Hospital, Inc. and Ramsay Health Care,
           Inc., (incorporated by reference to Exhibit 2.8 to the
           Registrant's Quarterly Report on Form 10-Q for the
           quarter ended March 31, 1998).  Pursuant to Reg.
           S-K, Item 601(b)(2), the Registrant agrees to furnish a
           copy of the Disclosure Schedules to such Asset
           Purchase Agreement to the Commission upon request.

 99.1      Press Release of the Registrant dated June 2, 1998.                13

 99.2      Press Release of the Registrant dated June 5, 1998.                15

                                 Page 12 of 15